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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      February 15, 1994
                                                -------------------------------


                         Trans Financial Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)





      Kentucky                     0-13030                     61-1048868
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   (State or other                (Commission                (I.R.S. Employer
    jurisdiction                  File Number)              Identification No.)
   of incorporation)




        500 East Main Street, Bowling Green, Kentucky              42101
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             (Address of principal executive offices)             (Zip Code)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (502) 781-5000
                                                  ------------------------------



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        (Former name or former address, if changed since last report)
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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                 A.       Financial Statements

         The following consolidated financial statements of Kentucky Community, notes related thereto and report of independent auditors thereon are filed as a part of this Report:

                       *  (1)     Independent Auditor's Report;

                       *  (2)     Consolidated Balance Sheets as of December
         31, 1992 and 1991;

                       *  (3)     Consolidated Statements of Income for the
         years ended December 31, 1992, 1991 and 1990;

                       *  (4)     Consolidated Statements of Stockholders'
         Equity for the years ended December 31, 1992, 1991 and 1990;

                       *  (5)     Consolidated Statements of Cash Flows for the
         years ended December 31, 1992, 1991 and 1990;

                       *  (6)     Notes to Consolidated Financial Statements;

                       *  (7)     Condensed Consolidated Balance Sheet as of
         September 30, 1993 (unaudited);

                       *  (8)     Condensed Consolidated Income Statements
         for the periods ended September 30, 1993 and 1992 (unaudited);

                       *  (9)     Condensed Consolidated Statements of Cash
         Flows for the periods ended September 30, 1993 and 1992 (unaudited);
         and

                       *  (10)    Notes to Condensed Consolidated Financial
         Statements (unaudited).

                 B.       Pro Forma Financial Statements

         The following pro forma consolidated financial statements of Trans Financial Bancorp, Inc, and notes related thereto are filed as a part of this
Report:

                       * (1) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1993 (unaudited);

                       * (2) Pro Forma Condensed Consolidated Income Statement for the nine months ended September 30, 1993 (unaudited);

                       * (3) Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1992 (unaudited);

                       * (4) Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1991 (unaudited); and





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                       *  (5) Pro Forma Condensed Consolidated Income Statement
         for the year ended December 31, 1990 (unaudited); and

                       * (6) Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).
__________________
* Previously Filed.

                 C.       Exhibits

                 The following exhibits are filed as a part of this report:

         2(a)    Agreement and Plan of Reorganization between Trans Financial
Bancorp, Inc. and Kentucky Community Bancorp, Inc. dated as of November 9, 1993, as amended January 6, 1994, is incorporated by reference to Exhibit (2) of the Registration Statement on Form S-4 (File No. 33-51575) filed by Trans Financial with the Commission.

         2(b)    Plan of Merger between Trans Financial Bancorp, Inc. and
Kentucky Community Bancorp, Inc. dated as of November 9, 1993, as amended January 6, 1994, is incorporated by reference to Exhibit (2) of the Registration Statement on Form S-4 (File No. 33-51575) filed by Trans Financial with the Commission.

        99(a)    Supplemental Consolidated Financial Statements of
Trans Financial Bancorp, Inc. as of December 31, 1992 and 1991 and for the years ended December 31, 1992, 1991 and 1990, related notes thereto and report of independent auditors thereon.

        99(b)    Trans Financial Bancorp, Inc. and subsidiaries Supplemental
Consolidated Balance Sheets as of September 30, 1993 and December 31, 1992 (unaudited); Supplemental Consolidated Statements of Income for the nine months ended September 30, 1993 and 1992 (unaudited); Supplemental
Consolidated Statements of Income for the three months ended September 30, 1993 and 1992 (unaudited); Supplemental Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 1993 (unaudited); Supplemental Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 1992 (unaudited); and Supplemental Consolidated Statements of Cash Flows for the nine months ended September 30, 1993 and 1992 (unaudited).




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Trans Financial Bancorp, Inc.



                                          By: /s/ Vince Berta
                                             --------------------------
                                             Vince Berta

                                          Title: Executive Vice President and
                                                    Chief Financial Officer


Date:  March 8, 1994





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                                 EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIALLY
                                                                   NUMBERED PAGE

2(a) Agreement and Plan of Reorganization between Trans Financial Bancorp, Inc. and Kentucky Community Bancorp, Inc. dated as of November 9, 1993, as amended January 6, 1994, is incorporated by reference to Exhibit (2) of the Registration Statement on Form S-4 (File No. 33-51575) filed by Trans Financial with the Commission.

2(b) Plan of Merger between Trans Financial Bancorp, Inc. and Kentucky Community Bancorp, Inc. dated as of November 9, 1993, as amended January 6, 1994, is incorporated by reference to Exhibit (2) of the Registration Statement on Form S-4 (File No. 33-51575) filed by Trans Financial with the Commission.

99(a) Supplemental Consolidated Financial Statements of Trans Financial Bancorp, Inc. as of December 31, 1992 and 1991 and for the years ended December 31, 1992, 1991 and 1990, related notes thereto and report of independent auditors thereon.

99(b) Trans Financial Bancorp, Inc. and subsidiaries Supplemental Consolidated Balance Sheets as of September 30, 1993 and December 31, 1992 (unaudited); Supplemental Consolidated Statements of Income for the nine months ended September 30, 1993 and 1992 (unaudited); Supplemental Consolidated Statements of Income for the three months ended September 30, 1993 and 1992 (unaudited); Supplemental Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 1993 (unaudited); Supplemental Consolidated Statements of Changes in Stockholders' Equity for the nine months Ended September 30, 1992 (unaudited); and Supplemental Consolidated Statements of Cash Flows for the nine months ended September 30, 1993 and 1992 (unaudited).